SUPPLEMENT DATED AUGUST 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PACIFIC DYNAMIX – CONSERVATIVE GROWTH PORTFOLIO CLASS I SHARES

DATED MAY 1, 2016

This supplement revises the Pacific Dynamix – Conservative Growth Portfolio Class I Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the seventh paragraph is deleted and replaced with the following:

The Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. PLFA has sole discretion in selecting the Pacific Dynamix Underlying Funds for the Fund and may change the Pacific Dynamix Underlying Funds, including adding or removing Pacific Dynamix Underlying Funds, as it deems appropriate to meet the investment goal of the Fund. The Fund will be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

In addition, in the Principal Risks subsection, the Asset Allocation Fund of Funds Risks is deleted and replaced with the following:

•	Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Pacific Dynamix Underlying Funds in which it invests in direct proportion to its allocations to those Pacific Dynamix Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because a Pacific Dynamix Underlying Fund’s investments can change due to market movements, the Pacific Dynamix Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Pacific Dynamix Underlying Fund’s investment exposures to determine the Fund’s allocations to the Pacific Dynamix Underlying Fund. As a result, the Fund’s actual allocation to a Pacific Dynamix Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance and assumptions about asset classes and Pacific Dynamix Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.